UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 19, 2007

GLOBAL PAYMENT TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Delaware	0-25148	11 -2 974651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 WILBUR PLACE
BOHEMIA, NEW YORK
(Address of principal executive offices)

11716
(Zip Code)

(631) 563-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On November 19, 2007, the Registrant issued a press release announcing that it has paid its secured lender, Laurus Master Funds, in full at the maturity of its Secured Revolving Line of Credit. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits :

99.1:  Press Release dated November 19, 2007 relating to the paid secured loan with Laurus Master Funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2007

GLOBAL PAYMENT TECHNOLOGIES, INC.

By:	/s/ William McMahon
Name: William McMahon Title: President and Chief Executive Officer